SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 16, 2004


                              Lincoln Park Bancorp
             (Exact name of registrant as specified in its charter)

           Federal                      000-51078                 61-1479859
-----------------------------      ---------------------     -------------------
(State or other jurisdiction       (Commission File No.)      (I.R.S. Employer
      of incorporation)                                      Identification No.)

31 Boonton Turnpike, Lincoln Park, New Jersey                      47025
---------------------------------------------                  -------------
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code:  (973) 694-0330
                                                     --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events

         On December 16, 2004, the Company issued a press release regarding the completion of its mutual holding company reorganization and stock sale. The press release is included as Exhibit 99 to this report.

Item 9.01.        Financial Statements and Exhibits

         Exhibit No.                        Description

            99             Press Release of the Company dated December 16, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           LINCOLN PARK BANCORP


DATE:  December 21, 2004                By: /s/ Donald S. Hom
                                           -------------------------------------
                                           Donald S. Hom
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

The following Exhibits are filed as part of this report:

         Exhibit 99        Press Release of Lincoln Park Bancorp